ASH Investor Briefing December 13, 2021 Exhibit 99.2

Legal Disclaimer This Presentation contains forward-looking statements and information of Forma Therapeutics Holdings, Inc. (“we,” “us,” “our,” “Forma” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this Presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward looking statements include statements about future plans for etavopivat, FT-7051 and olutasidenib, including expectations regarding timing, success and data announcements of our current ongoing clinical trials; initial results for the etavopivat open label extension cohort of our Phase 1 clinical trial; therapeutic potential, clinical benefits, mechanisms of action, tolerability and safety of our product candidates; planned regulatory submissions; upcoming milestones and planned additional trials and indications for our product candidates; presentation of additional data at upcoming scientific conferences, and other preclinical data and potential data publications in 2022; uses and need of capital; and development and strategic plans for our business. We may not actually achieve the plans, intentions or expectations disclosed in our forward looking statements, and you should not place undue reliance on our forward looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this Presentation, and our financial condition and results of operations could be materially adversely affected. This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of the Company’s internal estimates or research and no reliance should be made on any information or statements made in this Presentation relating to or based on such internal estimates and research.

Frank Lee President, Chief Executive Officer, and Director

Highlights of etavopivat Phase 1 results Patrick Kelly M.D., Chief Medical Officer Introduction of RBC Health and Implications in SCD David Cook, Ph.D., Chief Scientific Officer Mark T. Gladwin, M.D., Professor and Chair of the University of Pittsburgh Department of Medicine Questions and Answers Meeting Summary and Close Frank D. Lee, President, CEO and Director Meeting Agenda

Ifeyinwa (Ify) Osunkwo, M.D., M.P.H. Director, Sickle Cell Disease Enterprise and Professor of Medicine Levine Cancer Institute Professor of Medicine and Pediatrics, Atrium Health

Transforming the lives of patients with rare hematologic diseases and cancers

Forma Therapeutics Pipeline PROGRAM (TARGET) INDICATION DEVELOPMENT STAGE COMMERCIAL RIGHTS PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Etavopivat (PKR) Sickle Cell Disease TD SCD TD/NTD Thalassemia Pediatric SCD FT-7051 (CBP/p300) mCRPC Olutasidenib (IDH1m) R/R AML Glioma B1-1701963 (KRAS) Solid Tumors IDH1m, isocitrate dehydrogenase 1 mutations; mCRPC, metastatic castration-resistant prostate cancer; NTD, non-transfusion dependent; PKR, pyruvate kinase-R; R/R AML, relapsed/refractory acute myeloid leukemia; SCD, sickle cell disease; TD, transfusion dependent Planned trial

Forma - Key Takeaways Increased Hb levels and reduced hemolysis; encouraging trend in VOCs First comprehensive data set demonstrating global improvements in SCD RBC health Favorable tolerability and safety profile consistent with underlying disease FT-7051 Phase 1 mCRPC Olutasidenib, NDA ready SCD pediatric/ SCD TD, Thalassemia NTD / TD >$500MM, cash runway through third quarter 2024 R&D Day first half 2022 Phase 2 low- risk MDS study start in ‘22 Etavopivat Phase 1 12 week results Forma Vision What’s next Transforming the lives of patients with rare hematologic diseases and cancers Potential as a foundational therapy to address both anemia and VOCs Expanding etavopivat development and early-stage pipeline

Patrick Kelly, M.D. SVP, Chief Medical Officer

Etavopivat-Mediated PKR Activation: Multimodal MoA

Potential to Increase Hb and Decrease VOC by Improving RBC Health



Oxy -Hb
Glucose
ATP
2,3-DPG
HbS polymerization
Deox y-Hb
PEP
Etavopivat
PKR
ATP
RBC membrane repair
Pyruvate
Lactate
HYPOTHESIS #1:
PKR activation may decrease 2,3-DPG, reducing HbS polymerization and sickling
POTENTIAL CLINICAL OUTCOMES:
Increased Hb levels
Decreased vaso-occlusion
HYPOTHESIS #2:
PKR activation may increase ATP, promoting RBC repair/health and reducing hemolysis

- Etavopivat (FT-4202) is an investigational, once-daily, selective erythrocyte pyruvate kinase (PKR) activator
- PKR activation results in decreased 2,3-DPG and increased ATP in RBCs

Hb=hemoglobin, HbS=sickle hemoglobin; MoA=mechanism of action; PEP=phosphoenolpyruvate

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Etavopivat Phase 1 Study Design and Status BID=twice daily; QD=every day; wk=week 1. Kalfa TA, et al. Blood. 2019;134(suppl 1):616. 2. Estepp JH, et al. Hemasphere. 2020;4:709-10. Randomized, Placebo-Controlled, Multicenter (NCT03815695) Study ongoing; data as of Nov 1, 2021 700 mg2 MAD1 300 mg QD Single Dose (Completed, N=7) Randomization vs placebo MAD (Completed, N=20) Randomization vs placebo (8:2), 2 wks of treatment MAD2 600 mg QD 700 mg 400 mg 200 mg 100 mg BID Single Ascending Dose (Completed) Randomization vs placebo Multiple Ascending Dose (MAD, Completed) Randomization vs placebo, 2 wks of treatment 200 mg BID 300 mg BID 1000 mg 400 mg QD Open-Label Extension (OLE) dose of etavopivat, 12 wks of treatment (Ongoing, N=15) OLE 400 mg QD Healthy volunteers (N=90)1 Patients with SCD

Significant and Sustained Hb Increase with Etavopivat Once Daily for up to 12 Weeks Least square mean (LSM) values presented are estimated from a mixed model repeated measures analysis BL=baseline; SE=standard error Study ongoing; data as of Nov 23, 2021 Responder parameter 12-wk cohort N=15 Maximal Hb increase, mean (range), g/dL 1.5 (0.75-2.3) Hb increase >1 g/dL on treatment,a  n (%) 11 (73) Maximal Hb increase in patients with >1 g/dL response, mean (range), g/dL  1.8 (1.2-2.3) aIn patients who received etavopivat 400 mg once daily for at least 2 wks (median 12 wks, mean 11.3 wks of etavopivat treatment) Hemoglobin

Significant decreases in reticulocytes, indirect bilirubin, and LDH sustained over 12 weeks Increased RBC Lifespan and Decreased Hemolysis are Sustained Over 12 Weeks of Etavopivat Treatment Study ongoing; data as of Nov 23, 2021 Least square mean (LSM) values presented are estimated from a mixed model repeated measures analysis ULN=upper limit of normal LDH=lactate dehydrogenase LDH Indirect Bilirubin *P<0.05, **P<0.001, or ***P<0.0001 vs BL Absolute Reticulocytes

Etavopivat Once Daily for 12 Weeks Improved Sickle RBC Deformability

Effects Observed by 2 Weeks and Sustained Through 12 Weeks of Dosing



A. Oxygenscan (single patient)
HV RBC
Elongation Index
pO2 (mmHg)
Pre
2 wk
12 wk
PoS
56.2
47.2
45.5
EImax
0.43
0.47
0.49
B. PoS
(all patients)
Mean (±SE) % change from baseline
**
***
2 wk n=13
12 wk[a] n=14
C. EImax
(all patients)
Mean (±SE) % change from baseline
**
2 wk n=13
12 wk[a] n=14

- Analysis of sickle RBCs exposed to an oxygen gradient from a patient before (pre-dose), and after 12 weeks of etavopivat once daily (EOT) **(A)**
- Significant shift in PoS to lower O_2 pressures **(B)** with improved deformability **(C)** of sickle RBCs observed by 2 weeks of etavopivat treatment and sustained during the 12-week treatment period

**$p<0.01$, *** $p<0.001$ compared to baseline estimated from Wilcoxon singed rank test; [a]Showing best response during up to 12 weeks of etavopivat treatment

EI_{max}=maximum elongation index; EOT=end of treatment; PoS=point of sickling

Study ongoing; data as of Nov 22, 2021

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Etavopivat Once Daily for 12 Weeks Improved Sickle RBC Hydration

Effects Observed by 2 Weeks and Sustained Through 12 Weeks of Dosing



A. Osmoscan (single patient)
Elongation Index
0.6
0.4
0.2
0.0
0 50 100 150 200 250 300 350 400 450 500
Osmolality (mOsm/kg)
Pre
2 wk
12 wk
EI max
0.52
0.54
0.54
B. EI max
(all patients)
Mean (±SE) % change from baseline
10
8
6
4
2
0
***
2 wk n=12
12 wk a n=13
C. MCHC
(all patients)
Mean (±SE) % change from baseline
0
-1
-2
-3
-4
-5
**
***
2 wk n=13
12 wk a n=14
D. Dense RBCs
(all patients)
Mean (±SE) % change from baseline
0
-10
-20
-30
-40
-50
**
2 wk n=13
12 wk a n=14

- Analysis of sickle RBCs exposed to an osmotic gradient from a patient before (pre-dose) and after 12 weeks of etavopivat once daily (EOT) **(A)**
- Significant improvement in deformability of sickle RBCs across an osmotic gradient was observed over the course of 12 weeks of etavopivat **(B)**
- Analysis of sickle RBC indices (ADVIA®) shows decreased intracellular Hb concentration **(C)** and number of dense cells **(D)** indicating that etavopivat improved RBC hydration

$p<0.01$, ***$p<0.001$ compared with baseline estimated from Wilcoxon signed-rank test; [a]Showing best response during 12 weeks of etavopivat treatment

EI_{max}=maximum elongation index; EOT=end of treatment; MCHC=mean corpuscular hemoglobin concentration

Study ongoing; data as of Nov 22, 2021

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Significant reduction in markers of inflammation, hypercoagulability, and hypoxia observed on etavopivat treatment Etavopivat Once Daily for up to 12 Weeks Decreased Systemic Markers of SCD Pathophysiology *p<0.05,**p<0.01, ***p<0.001 for maximum decrease observed during treatment compared with baseline based on the Wilcoxon signed rank test TNF-a=tumor necrosis factor-alpha Study ongoing; data as of Nov 1, 2021 TNF-α Prothrombin 1.2 D-Dimer Erythropoietin Inflammation Hypercoagulability Tissue hypoxia

Etavopivat 400 mg Once Daily for up to 12 Weeks was Well Tolerated

Safety Profile Consistent with Underlying Disease

Adverse Event[a], n (%)	Etavopivat 400 mg once daily up to 12 wks[b] + 4 wks off treatment	
	Gr 1–2 (in ≥2 patients) N=15	Gr 3–4 (in ≥1 patients) N=15
Sickle cell low grade pain events[c]	9 (60.0)	0
Headache	5 (33.3)	0
Sickle cell VOC[d]	0	4 (26.7)
Upper respiratory tract infection	3 (20.0)	0
Dizziness	2 (13.3)	0
Nausea	2 (13.3)	0
COVID-19 infection	0	1 (6.7)
Deep vein thrombosis (DVT)	0	1 (6.7)
Syncope	0	1 (6.7)
Blood CPK abnormal	0	1 (6.7)

[a]Per subject adverse event based on highest grade
[b]Median 12 wks, mean 11.3 wks of treatment per patient
[c]Includes following AE preferred terms: pain, sickle cell anemia with crisis, priapism, myalgia, and arthralgia
[d]Includes sickle cell anemia with crisis or ACS requiring hospitalization (n=3) or in-clinic IV medications (n=1)

- **On-treatment:** 3 SAEs reported in 2 patients:
  - 1 pt with Gr 3 VOC precipitated by Gr 3 COVID infection, both unrelated
  - 1 pt with Gr 3 left femoral vein DVT, possibly related
- **Off-treatment:** 4 SAEs reported in 3 patients, all unrelated to etavopivat:
  - 1 pt with Gr 3 ACS and Gr 3 VOC precipitated by upper respiratory infection symptoms (non-COVID)
  - 1 pt with Gr 3 non-cardiac chest pain (VOC)
  - 1 pt with Gr 3 syncope

ACS=acute chest syndrome; CPK=creatine phosphokinase

Study ongoing; data as of Nov 23, 2021

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Decreasing Trend in VOCs Observed with Etavopivat Once Daily for up to 12 Weeks

Cohort	N	Prior History	Once Daily Etavopivat On-Treatment	
		Annualized VOC[a] Rate (no. events)	Annualized VOC[b] Rate (no. events)	Exposure Duration (Patient Years)
Etavopivat 2-wk cohorts	16	0.88 (13)	0.00 (0)	0.61
Etavopivat 12-wk cohort	15	0.93 (13)	0.30 (1)[c]	3.32

[a] includes VOCs resulting in hospitalization based on chart review and patient recall for up to 12 months prior to study entry
[b] includes sickle cell anemia with crisis or ACS requiring hospitalization, during 12 wks of etavopivat treatment
[c] VOC precipitated by a COVID infection

Compared with prior history, rate of VOCs resulting in hospitalization was lower in 2-week and 12-week (↓68%) treatment cohorts

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Study ongoing; data as of Nov 23, 2021

forma THERAPEUTICS.

Etavopivat improved sickle RBC health resulting in a significantly increased RBC lifespan with decreased intravascular hemolysis Hb levels increased in all patients receiving etavopivat with 11 of 15 patients demonstrating a > 1 g/dL increase A significant reduction in absolute reticulocytes, indirect bilirubin and LDH was also observed As a direct consequence of the reduction in intravascular hemolysis, a decrease in systemic markers of SCD pathophysiology was observed Etavopivat was well tolerated in patients with sickle cell disease receiving up to 12-weeks of daily treatment The observed VOC rate in patients on etavopivat was below the historical VOC rate The clinical significance of these findings are being investigated in the on-going Phase 2/3 Hibiscus study Collectively, these results support the potential for etavopivat as a disease modifying therapy in sickle cell disease. Summary

David Cook, Ph.D. SVP, Chief Scientific Officer

The Health of Red Blood Cells is Greatly Improved in Patients with Sickle Cell Disease Click to add text Improving RBC health may lead to a reduction in VOCs, anemia, hemolysis and organ damage and as a result, transform patient quality of life Cellular Energy Hb-oxygen Binding Capacity Deformability Hydration Reticulocytosis Membrane Repair Hemolysis

PKR Activation Holds Broad Promise Beyond SCD Sickle Cell Disease Thalassemia Sickle Cell Disease Thalassemia Myelodysplastic Syndrome w/refractory anemia Idiopathic Pulmonary Fibrosis PKR Activation 2,3-DPG ATP Hb O2 Binding Oxidative Stress Improved Diseased RBC Health & Lifespan Improved Transfused RBC Health & Lifespan More Effective Erythropoiesis Improved 02 Uptake & Delivery PULMONARY DISEASES WITH HYPOXEMIA ANEMIAS OF PRODUCTION TRANSFUSION MEDICINE HEMOLYTIC ANEMIAS DISEASE AREAS CLINICAL BENEFIT

Mark T. Gladwin, M.D. Jack D. Myers Distinguished Professor and Chairman of the Department of Medicine Associate Dean for Physician-Scientist Mentoring Associate Vice Chancellor for Science Strategy, Health Sciences UPMC and the University of Pittsburgh School of Medicine

Sunnd, Gladwin, Novelli. Annual Reviews of Pathology. 2019

Sunnd, Gladwin, Novelli. Annual Reviews of Pathology. 2019 Decreased DPG, P50, intracellular polymerization and decreased HbS concentration (activation of Gardos) Increased ATP Reduction in hemolytic anemia Increasing Hb levels Increased ATP Improved RBC deformability Reduced PS exposure Reduced inflammation – decreased TNF alpha

Complications of Hemolytic Anemia ↓ Hemoglobin ↑ Reticulocyte count ↑ Lactate dehydrogenase (LDH) ↑ Aspartate amino transferase ↑ Indirect and direct bilirubin Kato Gladwin, Novelli. Chapter 4. Hemolysis and Endothelial Dysfunction. Sickle cell disease. McGraw-Hill Education / Medical; 1st edition (April 23, 2021)

Does the severity of hemolytic anemia determine disease severity?

Hemolysis Rate and Vascular Complications 100 200 300 400 500 600 700 800 900 1000 1100 1200 0.0 0.1 0.2 0.3 n=214 LDH (IU/L) Fraction of Patients 121 - 189 190 - 511 512 - 1171 0.0 0.1 0.2 0.3 0.4 p<0.001 LDH Range (IU/L) History of Leg Ulcer (Fraction) Leg Ulcers 121 - 189 190 - 511 512 - 1171 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 p<0.001 LDH Range (IU/L) Pulmonary Hypertension (Fraction) Pulm HTN 121 - 189 190 - 511 512 - 1171 0.0 0.1 0.2 0.3 0.4 0.5 0.6 p=0.02 LDH Range (IU/L) History of Priapism (Fraction of Males) Priapism Kato et al. BLOOD 2007

Impact of Etavopivat on measures of hemolysis LDH Indirect Bilirubin *P<0.05, **P<0.001, or ***P<0.0001 vs BL Absolute Reticulocytes @ 12 weeks % change vs baseline: -32% (p < 0.05) @ 12 weeks %change vs baseline: -32% (p < 0.0001) @ 12 weeks %change vs baseline: -15% (p < 0.05)

Gladwin Lancet 2016

Pulmonary hypertension and Early Mortality Mehari et al., JAMA 2012; 307:1254-6.

Ultrasound of the heart used to diagnose pulmonary hypertension Tricuspid regurgitant jet velocity (TRV) measurement used to estimate of pulmonary pressures: Sensitivity 79-100 % Specificity 60-98 % McGoon, M. et al. Chest 2004 Gladwin et all NEJM 2004

656 patient study TRV associated with measures of hemolytic anemia (retic, LDH, Hb) and predicted mortality in multivariate analysis (HR 6.81) Best TRV cut-off by ROC analysis was 2.5 m/sec (AUC 0.7;P=0.0001)

Hemolysis drives inflammation and sets up vaso-occlusion Kato, Steinberg, Gladwin JCI 2017

Sunnd, Gladwin, Novelli. Annual Reviews of Pathology. 2019 Decreased DPG, P50, intracellular polymerization and decreased HbS concentration (activation of Gardos) Increased ATP Reduction in hemolytic anemia Increasing Hb levels Increased ATP Improved RBC deformability Reduced PS exposure Reduced inflammation – decreased TNF alpha

Q&A Frank Lee President, Chief Executive Officer, and Director Patrick Kelly, M.D. SVP, Chief Medical Officer David Cook, Ph.D. SVP, Chief Scientific Officer Ifeyinwa (Ify) Osunkwo, M.D., M.P.H. Director, Sickle Cell Disease Enterprise and Professor of Medicine Levine Cancer Institute Professor of Medicine and Pediatrics, Atrium Health Mark T. Gladwin, M.D. Jack D. Myers Distinguished Professor and Chair Chairman of the Department of Medicine, UPMC and the University of Pittsburgh School of Medicine

Frank Lee President, Chief Executive Officer, and Director Meeting Summary and Close

Forma - Key Takeaways Increased Hb levels and reduced hemolysis; encouraging trend in VOCs First comprehensive data set demonstrating global improvements in SCD RBC health Favorable tolerability and safety profile consistent with underlying disease FT-7051 Phase 1 mCRPC Olutasidenib, NDA ready SCD pediatric/ SCD TD, Thalassemia NTD / TD >$500MM, cash runway through third quarter 2024 R&D Day first half 2022 Phase 2 low- risk MDS study start in ‘22 Etavopivat Phase 1 12 week results Forma Vision What’s next Transforming the lives of patients with rare hematologic diseases and cancers Potential as a foundational therapy to address both anemia and VOCs Expanding etavopivat development and early-stage pipeline

Thank you to our patients, caregivers, and investigators